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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                             READ-RITE CORPORATION

     You must use this form or one substantially equivalent to this form to accept the Exchange Offer of Read-Rite Corporation (the "Company") made pursuant to the preliminary Prospectus, dated February 7, 2000 (the "Prospectus"), if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Norwest Bank Minnesota, National Association, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., Eastern Standard Time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Existing Notes pursuant to the Exchange Offer, a Letter of Transmittal (or facsimile thereof) or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, with any required signature guarantees and any other required documents must also be received by the Exchange Agent prior to 5:00 P.M., Eastern Standard Time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


                     Delivery To: Norwest Bank Minnesota,
                     National Association, Exchange Agent

By Regular Mail or Overnight Courier:            By Registered Certified Mail:

   Norwest Bank Minnesota, N.A.                  Norwest Bank Minnesota, N.A.
    Corporate Trust Operations                    Corporate Trust Operations
          MAC N9303-121                                  MAC N9303-121
 Sixth Street & Marquette Avenue                         P.O. Box 1517
      Minneapolis, MN 55479                          Minneapolis, MN 55480


                           In Person by Hand Only:

                        Norwest Bank Minnesota, N.A.
                    12th Floor - Northstar East Building
                          Corporate Trust Services
                           608 Second Avenue South
                               Minneapolis, MN


             For Information or Confirmation by Telephone Call:
                               (612) 667-9764

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                               (612) 667-4927

                    Attention:  Corporate Trust Department


     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Existing Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus.

Total Principal Amount of Existing Notes Tendered:*  For book-entry transfer to
                                                     The Depository Trust
                                                     Company, please provide
                                                     account number.



$ _________                                          Account Number ___________
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All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                               PLEASE SIGN HERE

x _________________________________________               ______________________

x _________________________________________               ______________________
     Signature(s) of Owner(s)                             Date
     or Authorized Signatory

     Area Code and Telephone Number: ___________

     Must be signed by the Holder(s) of Existing Notes as their name(s) appear(s) on a security position listing, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

                     Please print name(s) and address(es)

Name(s):             __________________________________________________________

                     __________________________________________________________

                     __________________________________________________________

Capacity:            __________________________________________________________

Address(es):         __________________________________________________________

                     __________________________________________________________

                     __________________________________________________________

_______________________

* Must be in denominations of principal amount of $2,000 and any integral multiple thereof.

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